                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------

                                    FORM 8-K
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 26, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       000-29472                                         23-1722724
 COMMISSION FILE NUMBER                  (I.R.S. EMPLOYER IDENTIFICATION NUMBER)




                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

ITEM 5. OTHER EVENTS.

     On April 26, 2001 we issued a press release (attached hereto as Exhibit 99.1) announcing our financial results for the fourth quarter ended April 26, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1      Text of Press Release dated April 26, 2001

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMKOR TECHNOLOGY, INC.

                                                By: /s/ KENNETH T. JOYCE
                                                ------------------------
                                                Kenneth T. Joyce
                                                Chief Financial Officer

                                                Dated: May 3, 2001